UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2023
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MoneyGram International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 N. Harwood Street, 15th Floor, Dallas, Texas 75201
(Address of principal executive offices)

(214) 999-7552
(Registrant’s telephone number, including area code)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

The preliminary information set forth in Item 7.01 of this Form 8-K regarding the estimated results of MoneyGram International, Inc. (the “Company” or “we”) for the fourth quarter and for the year ended December 31, 2022 is hereby incorporated by reference into this Item 2.02.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.    Regulation FD Disclosure.

In the first quarter of 2023, funds affiliated with Madison Dearborn Partners, LLC (“MDP”) are expected to commence discussions with prospective lenders with respect to financing of a portion of the consideration payable to the Company’s stockholders under the Agreement and Plan of Merger, dated February 14, 2022 (“Merger Agreement”), pursuant to which MDP will acquire the Company. Goldman Sachs, Deutsche Bank, Barclays and Wells Fargo have committed to provide such financing, including a $150 million revolving credit facility and $900 million of secured financing.

In connection with these discussions, the Company is disclosing certain preliminary information regarding its estimated results for the fourth quarter and for the year ended December 31, 2022. The 15-business day "marketing period", as defined under the Merger Agreement, will commence after audited financials of the Company are delivered and upon the satisfaction of the conditions to closing (except for the conditions that by their nature are to be satisfied at closing). As previously disclosed, there is only one money transmission approval remaining (the Reserve Bank of India).

The estimated results set forth below are based on preliminary information as of the date of this Form 8-K and are subject to change following completion of the year-end review process for the year ended December 31, 2022, and the potential impact of other developments arising between the date of this Form 8-K and the time such financial results are finalized. These estimates should not be relied upon as fact or as an accurate representation of future results, and their presentation as ranges is not intended to represent that actual results will be within these expected ranges. Actual results remain subject to the completion of management’s final reviews and our other financial closing procedures. We have not presented a reconciliation of our projected non-GAAP Adjusted EBITDA estimate because the determination of our expenses and certain other items and the reconciling of such items between the GAAP and non-GAAP measures is only in process and is not yet accessible or available without unreasonable efforts.

Estimated Fourth Quarter 2022 as Compared to Actual Fourth Quarter 2021

•Total Revenue: For the fourth quarter ended December 31, 2022, we expect total consolidated revenue to be within a range of $340.0 million and $344.0 million reflecting an increase of 5% year-over-year on a reported basis, and up approximately 10% year-over-year on a constant currency basis as the dollar remained strong against most major currencies. Excluding Walmart money transfer revenue, total revenue in the quarter increased approximately 13% year-over-year on a constant currency basis.

•Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization, adjusted for certain significant items): For the fourth quarter ended December 31, 2022, we expect total Adjusted EBITDA to range from between $62.0 million and $65.0 million, reflecting an approximate 4% increase on a year-over-year reported basis, but an approximate 12% increase year-over-year on a constant currency basis.

Estimated Full Year 2022 as Compared to Actual Full Year 2021

•Total Revenue: For the year ended December 31, 2022, we expect total consolidated revenue to be within a range of $1,308.0 million and $1,312.0 million reflecting an approximate 2% growth year-over-year on a reported basis, but up approximately 6% year-over-year on a constant currency basis as the dollar strengthened against most major currencies. Excluding Walmart money transfer revenue, total revenue in 2022 increased approximately 9% year-over-year on a constant currency basis.

•Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization, adjusted for certain significant items): For the year ended December 31, 2022, we expect total Adjusted EBITDA to range from between $216.0 million and 219.0 million, reflecting an approximate 2% decrease on a year-over-year reported basis, but an approximate 5% increase year-over-year on a constant currency basis.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the Company’s estimated results for the fourth quarter and for the year ended December 31, 2022. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.
Date:	February 9, 2023	By:	/s/ BRIAN JOHNSON
Brian Johnson
Chief Financial Officer